CLASSIC BANCSHARES

Ashland Kentucky

DAVID B. BARBOUR
President and CEO

LISAH M. FRAZIER, CPA
Chief Operating Officer and Chief Financial Officer

ROBERT S. CURTIS
Executive Vice President and President, Classic Bank



Forward Looking Statements

When used in this report, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, changes in economic conditions in the Company's market area, changes in real estate values in the Company's market area, regulatory policies, interest rates, demand for loans in the Company's market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake—and specifically declines any obligation—to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.



Classic Bancshares

- Financial Holding Company
- One Subsidiary – Classic Bank
- State-Chartered Kentucky Commercial Bank
- 3 Acquisitions since 1996
  - 2 purchased with all cash
  - 1 purchased with stock/cash combination
- 10 locations in or near the Huntington,WV/ Ashland, KY/Ironton, OH MSA

Markets

Huntington, WV,
Ashland, KY and
Ironton, OH MSA

Additional Market
Johnson County, KY


SOUTHEASTERN
OHIO
OHIO RIVER
IRONTON
GREENUP
PROCTORVILLE
ASHLAND
HUNTINGTON
GRAYSON
WEST
VIRGINIA
EASTERN
KENTUCKY
PAINTSVILLE
BRANCH LOCATIONS
ATM LOCATIONS



Deposit Market Share

Huntington-Ashland-Ironton MSA

Population 315,204
Bank Deposit Rank #135
MSA Rank #122
MSA Market Share 3.84%
Rank 11th

Aggregate Rank in Counties with Classic Bank Offices

8 Offices in Kentucky
2 Offices in Ohio
Market Share 9.77%
Rank 1st

Johnson County, KY

Market Share
Rank 2nd



Strategy Highlights

Market Share Growth
- Consumer/Commercial Loans
- Core Deposits

Acquire when available
- Ashland – Columbus Corridor
- Ashland – Cincinnati Corridor
- Ashland – Lexington Corridor
- Huntington – Charleston Corridor

Grow when profitable
- Funding Sources
- Leverage existing overhead

Technology
- Compete with National/Regionals


CLAS
TCGI

Recent Developments

- June 20, 2003 - Acquired First Federal Bancorp - FFFB
- 50% Cash - 50% Stock
- 228,665 shares CLAS issued
- Combined Assets at closing - approx. $325 million
- Combined Loans at closing - approx. $238.4 million
- Combined Deposits at closing - approx. $247.8 million
- Stockholder's Equity at closing - approx. $32.2 million
- 2 Locations in Southeastern Ohio
- Operated as branches of Classic Bank





Assets

TOTAL ASSETS

At March 31

(Dollars in Thousands)

1999 2000 2001 2002 2003



Assets


TOTAL ASSETS
At March 31
(Dollars in Thousands)
142,739
175,254
187,860
215,447
249,900
1999
2000
2001
2002
2003


CLAS
TCGI

Internal/Acquired Assets

Interval/Acquired Assets




Assets at March 31, 1995
$66.1
Million



Interval/Acquired Assets


$80.3
Million
$66.1
Million
Assets at March 31, 1995
Assets through Acquisition

Internal/Acquired Assets




$80.3
Million
$103.5
Million
$66.1
Million
Assets at March 31, 1995
Assets through Acquisition
Assets through Internal Growth

Internal/Acquired Assets


$80.3
Million
$103.5
Million
$66.1
Million

Assets at March 31, 1995

Assets through Acquisition

Assets through Internal Growth

$249.9 Million
at March 31, 2003


CLAS
TCG

Asset Distribution

LOANS BY TYPE

At March 31

(Dollars in Thousands)

1999 2000 2001 2002 2003

1-4 Family Mortgages Consumer Commercial/Real Estate & Business



Asset Distribution


LOANS BY TYPE
At March 31
(Dollars in Thousands)
98,385
25.2%
8.0%
66.8%
129,063
30.1%
11.0%
58.9%
140,177
31.1%
13.1%
55.8%
161,820
35.0%
15.4%
49.6%
189,010
38.6%
19.2%
42.2%
1999
2000
2001
2002
2003
1-4 Family Mortgages
Consumer
Commercial/Real Estate & Business


CLAS
TCGI

Deposit Composition

DEPOSITS BY TYPE
At March 31
(Dollars in Thousands)

1999 2000 2001 2002 2003

Certificates of Deposit   Savings, Now & Money Market   Non-Interest Bearing

Deposit Composition




DEPOSITS BY TYPE
At March 31
(Dollars in Thousands)
117,732
8.2%
30.3%
61.5%
134,897
10.9%
34.0%
55.1%
145,430
11.8%
33.6%
54.6%
158,874
12.8%
36.2%
51.0%
190,155
12.2%
34.6%
53.2%
1999
2000
2001
2002
2003
Certificates of Deposit
Savings, Now & Money Market
Non-Interest Bearing



Net Interest Margin

NET INTEREST MARGIN

FYE March 31

1999 2000 2001 2002 2003

Net Interest Margin



NET INTEREST MARGIN
FYE March 31
4.1%
4.3%
4.0%
4.4%
4.5%
1999
2000
2001
2002
2003



Non-Interest Income

TOTAL NON- INTEREST INCOME

FYE March 31

(Dollars in Thousands)

1999 2000 2001 2002 2003



Non-Interest Income


TOTAL NON- INTEREST INCOME
FYE March 31
(Dollars in Thousands)
675
895
1,085
1,455
1,676
1999
2000
2001
2002
2003



Efficiency


EFFICIENCY RATIO
FYE March 31
1999
2000
2001
2002
2003



Effeciency



EFFICIENCY RATIO
FYE March 31
71.2%
69.4%
69.9%
60.6%
57.1%
1999
2000
2001
2002
2003



Net Income/EPS

NET INCOME

FYE March 31

(Dollars in Thousands)

1999	2000	2001	2002	2003


CLAS
TCG

Net Income/EPS


NET INCOME
FYE March 31
(Dollars in Thousands)
885
1,070
1,048
2,200
2,921
1999
2000
2001
2002
2003


DILUTED EARNINGS PER SHARE
FYE March 31
(Dollars in Thousands)
1999
2000
2001
2002
2003



Net Income/EPS



NET INCOME
FYE March 31
(Dollars in Thousands)
885
1,070
1,048
2,200
2,921
1999
2000
2001
2002
2003



DILUTED EARNINGS PER SHARE
FYE March 31
(Dollars in Thousands)
$.72
$.92
$.96
$1.94
$2.55
1999
2000
2001
2002
2003



ROA / ROE

RETURN ON AVERAGE ASSETS

FYE March 31

1999 2000 2001 2002 2003



ROA / ROE


RETURN ON
AVERAGE ASSETS
FYE March 31
0.6%
0.6%
0.6%
1.1%
1.3%
1999
2000
2001
2002
2003


RETURN ON
AVERAGE EQUITY
FYE March 31
1999
2000
2001
2002
2003



ROA / ROE



RETURN ON
AVERAGE ASSETS
FYE March 31
0.6%
0.6%
0.6%
1.1%
1.3%
1999
2000
2001
2002
2003



RETURN ON
AVERAGE EQUITY
FYE March 31
4.3%
5.5%
5.3%
10.3%
12.2%
1999
2000
2001
2002
2003



Asset Quality

NON- PERFORMING ASSETS TO TOTAL ASSETS

FYE March 31


1999
2000
2001
2002
2003



Asset Quality



NON- PERFORMING ASSETS
TO TOTAL ASSETS
FYE March 31
0.4%
0.6%
0.5%
0.3%
0.5%
1999
2000
2001
2002
2003



NET CHARGE-OFFS TO
AVERAGE LOANS
OUTSTANDING
FYE March 31
1999
2000
2001
2002
2003

Asset Quality




NON- PERFORMING ASSETS
TO TOTAL ASSETS
FYE March 31
0.4%
0.6%
0.5%
0.3%
0.5%
1999
2000
2001
2002
2003


NET CHARGE-OFFS TO
AVERAGE LOANS
OUTSTANDING
FYE March 31
0.1%
0.2%
0.1%
0.1%
0.1%
1999
2000
2001
2002
2003


CLAS
TCGI

Performance to Market Indices


150%
140%
130%
120%
110%
100%
90%
80%
70%
06/30/02
07/30/02
08/30/02
09/30/02
10/30/02
11/30/02
12/30/02
01/30/03
02/28/03
03/30/03
04/30/03
05/30/03
06/30/03
CLAS
PHLX/KBW Bank Index
Nasdaq Combined Bank Index
SNL Bank Index

Performance to Market Indices



150%
140%
130%
120%
110%
100%
90%
80%
70%
06/30/02
07/30/02
08/30/02
09/30/02
10/30/02
11/30/02
12/30/02
01/30/03
02/28/03
03/30/03
04/30/03
05/30/03
06/30/03
CLAS
PHLX/KBW Bank Index
Nasdaq Combined Bank Index
SNL Bank Index



Performance to Market Indices


150%
140%
130%
120%
110%
100%
90%
80%
70%
06/30/02
07/30/02
08/30/02
09/30/02
10/30/02
11/30/02
12/30/02
01/30/03
02/28/03
03/30/03
04/30/03
05/30/03
06/30/03
CLAS
PHLX/KBW Bank Index
Nasdaq Combined Bank Index
SNL Bank Index

CLASSIC BANCSHARES

Questions / Answers